                                                                   EXHIBIT 10.33

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of June 10, 2002, by and between Intrabiotics Pharmaceuticals, Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated August 20, 2001, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) and a Term Loan in the original principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and in an Intellectual Property Security Agreement dated August 20, 2001.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

        A.    Modification(s) to Loan Agreement.

               1. Section 2.1.1 entitled "Revolving Advances" is amended in part to provide that the final payment for the Amortizing Term Loan due on the 36th month following the date of amortization, however no later than October 31, 2005 (the "Amortizing Term Loan Maturity Date"), shall be for all outstanding principal plus all accrued unpaid interest.

               2. Section 6.8 entitled "Performance Covenant" is hereby amended to read as follows:

                      Borrower will submit to Bank on or prior to October 15, 2002 evidence of its satisfactory completion from the phase III clinical trial evaluating the safety and efficacy of iseganan HCI oral solution in patients receiving aggressive chemotherapy.

               3. The following defined term under Section 13.1 entitled "Definitions" is amended to read as follows:

                      "Revolving Maturity Date" is the earlier of (i) October 31, 2002 or (ii) Borrower's election to convert the outstanding Advances into an Amortizing Term Loan, (subject to the terms and conditions herein) at which time the Amortizing Term Loan Maturity Date shall be effective.

        B.    Waiver of Covenant Default(s).

               Bank hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to receive evidence of satisfactory results from its clinical trial, under the Performance covenant, by May 10, 2002. Bank's waiver of Borrower's compliance of this covenant shall apply only to the foregoing period. Accordingly, by October 15, 2002, Borrower shall be in compliance with this covenant as amended herein.

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               Bank's agreement to waive the above-described default (1) in no way shall be deemed an agreement by the Bank to waive Borrower's compliance with the above-described covenant as of all other dates and (2) shall not limit or impair the Bank's right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. PAYMENT OF LOAN FEE. Borrower shall pay Bank a fee in the amount of One Thousand Five Hundred and 00/100 Dollars ($1,500.00) ("Loan Fee") plus all out-of-pocket expenses.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

        This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                   BANK:

INTRABIOTICS PHARMACEUTICALS, INC.          SILICON VALLEY BANK

By: /s/  Eric Bjerkholt                     By: /s/  Ronald Kundich
   ---------------------------------           ---------------------------------
Name: Eric Bjerkholt                        Name:  Ronald Kundich
     -------------------------------             -------------------------------
Title: CFO                                  Title:  V.P.
      -------------------------------             ------------------------------

[SILICON VALLEY BANK LOGO]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:                INTRABIOTICS PHARMACEUTICALS, INC.

LOAN OFFICER:            RON  KUNDICH

DATE:                    JUNE 10, 2002

                         LOAN FEE                         $1,500.00
                         DOCUMENTATION FEE                $  250.00

                         TOTAL FEE DUE                    $1,750.00
                                                          =========
PLEASE INDICATE THE METHOD OF PAYMENT:

        { } A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

        { } DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

        { } LOAN PROCEEDS



--------------------------------------
BORROWER                     (DATE)


--------------------------------------
SILICON VALLEY BANK          (DATE)
ACCOUNT OFFICER'S SIGNATURE


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                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK
         3003 Tasman Drive
         Santa Clara, CA 95054

FROM:    INTRABIOTICS PHARMACEUTICALS, INC.


        The undersigned authorized officer of Intrabiotics Pharmaceuticals, Inc. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

                PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


  REPORTING COVENANT              REQUIRED                              COMPLIES
  ------------------              --------                              --------
  Financial statements + CC       *Monthly within 30 days               Yes   No
  Annual (Audited)                FYE within 95 days                    Yes   No
  Annual Projections (approved)   FYE within 30 days                    Yes   No
  10-Q, 10-K and 8-K              Within 5 days after filing with SEC   Yes   No

*MONTHLY REPORTING applies as of any month-end, Borrower's Liquidity Coverage falls below 2.50 times the outstanding balances under all Bank term debt or 6 months Remaining Months Liquidity.

 FINANCIAL COVENANT              REQUIRED                   ACTUAL      COMPLIES
 ------------------              --------                   ------      --------
 Maintain on a Quarterly Basis:
  Minimum Liquidity Coverage     2x balance of all Bank    _____:1.00   Yes   No
                                 term debt and 3 months
                                 Remaining Months
                                 Liquidity

 Performance Covenant            **                                     Yes   No

 Maximum Loss:                   Quarterly***              $_________   Yes   No

**Borrower will submit its Performance Covenant to Bank on or prior to October 15, 2002.

***Borrower shall not report quarterly losses in excess of 20% of its projection approved by its Board of Directors.

Have there been updates to Borrower's intellectual property?            Yes / No

Borrower only has deposit accounts located at the following
institutions:                               .
             -------------------------------

COMMENTS REGARDING EXCEPTIONS:  See Attached.


Sincerely,


Intrabiotics Pharmaceuticals, Inc.


-----------------------------------------
SIGNATURE

-----------------------------------------
TITLE

-----------------------------------------
DATE



                                                    BANK USE ONLY

                                     Received by:
                                                 -------------------------------
                                                        AUTHORIZED SIGNER

                                     Date:
                                          --------------------------------------

                                     Verified:
                                              ----------------------------------
                                                       AUTHORIZED SIGNER

                                     Date:
                                          --------------------------------------

                                     Compliance Status:               Yes     No